                                                                    EXHIBIT 4(a)

NUMBER                                                                  SHARES
__________                                                            __________

                  VAN KAMPEN GLOBAL GOVERNMENT SECURITIES FUND

                                    CLASS A

         ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES that                                              is the owner of


                                           * SEE REVERSE FOR CERTAIN DEFINITIONS
                                                      _______________

                                                      CUSIP 921130401
                                                      _______________

fully paid and nonassessable shares of beneficial interest of the par value of $0.01 per share of Van Kampen Global Government Securities Fund, transferable on the books of the Fund by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS THE FACSIMILE SEAL OF THE FUND AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

                                                        Dated


                    [VAN KAMPEN GLOBAL GOVERNMENT SECURITIES
                               AND DELAWARE SEAL]

RONALD A. NYBERG                                             DENNIS J. MCDONNELL
   SECRETARY                                                      PRESIDENT
                                                                      KC 002717

--------------------------------------------------------------------------------

              COUNTERSIGNED by VAN KAMPEN INVESTOR SERVICES, INC.
                  P.O. BOX 418256, KANSAS CITY, MO 64141-9256

                                                         TRANSFER AGENT
                  By
                     --------------------------------------------------
                                                     AUTHORIZED OFFICER
----------------------------------------------------------------------------

             PLEASE DETACH AND DISCARD UNLESS CHANGES ARE REQUIRED
                  VAN KAMPEN GLOBAL GOVERNMENT SECURITIES FUND

NUMBER                        CLASS A                      SHARES
KC

ACCOUNT NO.          ALPHA CODE        DEALER NO.          CONFIRM NO.

TRADE DATE                             CONFIRM DATE        BATCH I.D. NO.

                                       CHANGE NOTICE: IF THE ABOVE INFORMATION
                                       IS INCORRECT OR MISSING, PLEASE PRINT
                                       THE CORRECT INFORMATION BELOW, AND RETURN
                                       TO:

                                                VAN KAMPEN INVESTOR SERVICES
                                                P.O. BOX 418256
                                                KANSAS CITY, MISSOURI 64141-9256
                                       -----------------------------------------
                                       -----------------------------------------

PAGE 2
------------------------------------------------------------------------------

REQUIREMENTS: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) MUST BE GUARANTEED BY ONE OF THE FOLLOWING:

A BANK OR TRUST COMPANY; A BROKER/DEALER; A CREDIT UNION; A NATIONAL SECURITIES EXCHANGE, REGISTERED SECURITIES ASSOCIATION OR CLEARING AGENCY; A SAVINGS AND LOAN ASSOCIATION; OR A FEDERAL SAVINGS BANK.

--------------------------------------------------------------------------------

For value received,                       hereby sell, assign and transfer unto

--------------------------------------------------------------------------------
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

--------------------------------------------------------------------------------
                                                                          Shares
-------------------------------------------------------------------------
of Beneficial Interest represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                  ---------------------------------------------
                                                                        Attorney
----------------------------------------------------------------------
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

          Dated,                                                        19
                -------------------------------------------------------    ----

                 ---------------------------------------------------------------
                                              Owner

                 ---------------------------------------------------------------
                                  Signature of Co-Owner, if any

IMPORTANT        [  BEFORE SIGNING, READ AND COMPLY CAREFULLY
                 [  WITH REQUIREMENTS PRINTED ABOVE.

SIGNATURE(S) guaranteed by:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          *The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants           UNIF GIFT MIN. ACT - ------- Custodian ----------
          in common                                 (Cust)            (Minor)
                                                      under Uniform Gifts to
TEN ENT - as tenants by                                      Minors Act
          the entireties
                                                 -------------------------------
JT TEN  - as joint tenants                                  (State)
          with right of sur-
          vivorship and not
          as tenants in common

          Additional abbreviations may also be used though not in the above list

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   THIS SPACE MUST NOT BE COVERED IN ANY WAY